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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C.  20549


                                   FORM 8-K/A


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 25, 2002


                 CYBERNET INTERNET SERVICES INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
                            (State of Incorporation)


            000-25677                                   51-0384117
     (Commission File Number)               (I.R.S. Employer Identification No.)



                            1620 - 400 Burrard Street
                   Vancouver, British Columbia V6C 3A6, Canada
                    (Address of principal executive offices)


                                 (604) 683-5767
              (Registrant's telephone number, including area code)


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Cybernet  Internet  Services  International,  Inc. (the "Registrant") amends the following items of its Current Report on Form 8-K filed June 28, 2002 (the "Form 8-K") as follows:

ITEM  7.    FINANCIAL  STATEMENTS  AND  EXHIBITS.

(b)     Pro  forma  financial  information.

        Attached hereto as Exhibit 99.1 is unaudited pro forma financial Information which has been prepared based upon the historical financial statements and related notes of the Registrant, giving effect to the sale by Cybernet Internet Dienstleistungen AG, a wholly-owned subsidiary of the Registrant, of all its assets, equipment, furniture and fixtures located in its data centers in Hamburg, Frankfurt and Munich (the "Data Centers"), termination of operating agreements for the Data Centers, amendment of service agreements for the Data Centers in Frankfurt and Munich and payment of an arrangement fee (collectively, the "Transaction").

        The unaudited pro forma financial information does not purport to present the financial condition and results of operations of the Registrant had the Transaction actually been completed as of the dates indicated. In addition, the unaudited pro forma financial information is not necessarily indicative of the future results of operations and should be read in connection with the historical financial statements and related notes of the Registrant.

(c)     Exhibits.

Exhibit Number      Description
---------------     -----------

      99.1          Unaudited  pro  forma  financial  information.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                 CYBERNET  INTERNET  SERVICES
                                                 INTERNATIONAL,  INC.

                                                 /s/ Roy Zanatta
                                                 -------------------------------
                                                 Roy  Zanatta
                                                 Secretary


Date:  July 10, 2002
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                 CYBERNET INTERNET SERVICES INTERNATIONAL, INC.
                                    FORM 8-K/A

                                  EXHIBIT INDEX


Exhibit Number      Description
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      99.1          Unaudited  pro  forma  financial  information.